UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

March 30, 2007 (March 29, 2007)
(Date of earliest event reported)

SPECTRUM BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

(770) 829-6200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On March 30, 2007, Spectrum Brands, Inc. (the “Company”) announced (i) the expiration, as of 5:00 p.m., New York City time, on March 29, 2007, of the solicitation of consents (the “Consent Solicitation”) to proposed amendments to the indenture governing the Company’s outstanding 8 1/2% Senior Subordinated Notes due 2013 (the “Existing Notes”) and a waiver of certain alleged or existing defaults or events of default and certain rights under other debt agreements or instruments of the Company; and (ii) the acceptance of the Existing Notes that were validly tendered prior to the expiration of the Consent Solicitation and not withdrawn prior to the effectiveness of the proposed amendments and waiver pursuant to the previously announced exchange offer (the “Exchange Offer”) for all of the Company’s Existing Notes.

The remainder of Existing Notes may be tendered up until 12:00 Midnight, New York City time, on April 13, 2007, the expiration of the Exchange Offer. Those holders will receive the new notes promptly upon acceptance of tendered Existing Notes following the expiration of the Exchange Offer.

A copy of the press release announcing the expiration of the Consent Solicitation and the acceptance of its tendered 8 1/2% Senior Subordinated Notes due 2013 for exchange is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the Company’s ability to successfully consummate the Exchange Offer. The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements. The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this news release. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1      Press Release dated March 30, 2007 issued by Spectrum Brands, Inc. to announce the expiration of the consent solicitation and the acceptance of its 8 1/2% Senior Subordinated Notes due 2013 (the “Notes”) pursuant to the exchange offer and consent solicitation related to the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2007	SPECTRUM BRANDS, INC.

	By:	/s/ Randall J. Steward
		Name:	Randall J. Steward
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1

Press Release dated March 30, 2007 issued by Spectrum Brands, Inc. to announce the expiration of the consent solicitation and the acceptance of its 8 1/2% Senior Subordinated Notes due 2013 (the “Notes”) pursuant to the exchange offer and consent solicitation related to the Notes.